FIRST AMENDMENT TO CONTRIBUTION AGREEMENT

This First Amendment to Contribution Agreement (“Amendment”) is entered into effective as of December 13, 2012 by and among by and among INDIAN CREEK RV RESORT LLC, a Delaware limited liability company (“Indian Creek Contributor”), LAKE LAURIE RV RESORT LLC, a Delaware limited liability company (“Lake Laurie Contributor”), WAGON WHEEL MAINE LLC, a Delaware limited liability company (“Wagon Wheel Contributor”), and WILD ACRES LLC, a Delaware limited liability company (“Wild Acres Contributor,” together with Indian Creek Contributor, Lake Laurie Contributor and Wagon Wheel Contributor, each a “Contributor” and collectively the “Contributors”), SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership (“SCOLP”), and SUN INDIAN CREEK RV LLC, a Michigan limited liability company (“Indian Creek Purchaser”), SUN LAKE LAURIE RV LLC, a Michigan limited liability company (“Lake Laurie Purchaser”), SUN WAGON WHEEL RV LLC, a Michigan limited liability company (“Wagon Wheel Purchaser”), and SUN WILD ACRES RV LLC, a Michigan limited liability company (“Wild Acres Purchaser,” together with Indian Creek Purchaser, Lake Laurie Purchaser and Wagon Wheel Purchaser, each a “Purchaser” and collectively, the “Purchasers” and together with SCOLP, the “Sun Parties”).

RECITALS

A.    Contributors and Sun Parties are parties to that certain Contribution Agreement, dated December 9, 2012 (the “Agreement”), that pertaining to the contribution and purchase of certain recreational vehicle communities (each a “Project” and collectively, the “Projects”), all as more particularly described in the Agreement; and

B.    The parties desire to amend the Agreement pursuant to the terms and conditions set forth herein.

C.    All capitalized terms not otherwise defined herein shall be defined as set forth in the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    All references throughout the Agreement to “Title Company” are hereby amended to delete “First American Title Insurance Company” and replace with “Title Source, Inc., as agent for Fidelity National Title Group.” All references throughout the Agreement to “Escrow Agent” are hereby amended to delete “First American Title Insurance Company” and replace with “Title Source, Inc.”. The parties hereby agree and acknowledge that all Commitments referenced in Section 4.1 of the Agreement will be replaced with updated title commitments provided by Title Source, Inc., as agent for Fidelity National Title Group.”

2.    All references throughout Section 16.1 of the Agreement to December 13, 2012 are hereby replaced with December 17, 2012.

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3.    Except as set forth herein, the Agreement remains unmodified and in full force and effect.

4.    This Amendment may be executed in any number of counterparts, and by separate parties hereon on separate counterparts, and all of such counterparts taken together shall constitute one and the same Amendment. This Amendment may be executed and delivered by facsimile. The section headings set forth in this Amendment are for convenience of reference only, and do not define, limit or construe the contents of such sections.

[Signature page attached]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

CONTRIBUTORS:

INDIAN CREEK RV RESORT LLC
By:    Indian Creek Camping, Inc., Sole Member

By:    /s/ Robert C. Morgan
Robert C. Morgan, President

LAKE LAURIE RV RESORT LLC
By:    Lake Laurie, Inc., Sole Member

By:    /s/ Robert C. Morgan
Robert C. Morgan, President

WAGON WHEEL MAINE LLC
By:    Alpine Lake RV Resort, LLC, Sole Member

By:	Alpine Lake RV SPE, Inc., Managing Member

By:    /s/ Robert C. Morgan
Robert C. Morgan, President

WILD ACRES LLC
By:    Alpine Lake RV Resort, LLC, Sole Member

By:	Alpine Lake RV SPE, Inc., Managing Member

By:    /s/ Robert C. Morgan
Robert C. Morgan, President

[Signature Page Continued]

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[Signature Page to Amendment, dated February 8, 2013]

SCOLP:

SUN COMMUNITIES OPERATING LIMITED                             PARTNERSHIP, a Michigan limited partnership

By:    Sun Communities, Inc., General Partner

By: /s/ Jonathan M. Colman
Name:    Jonathan M. Colman
Title:    ExecutiveVice President

PURCHASERS:

SUN INDIAN CREEK RV LLC,
a Michigan limited liability company

By:    Sun Communities Operating Limited Partnership, a Michigan limited partnership, its sole member

By:    Sun Communities, Inc.,
General Partner

By: /s/ Jonathan M. Colman
Name:    Jonathan M. Colman
Title:    Executive Vice President

SUN LAKE LAURIE RV LLC,
a Michigan limited liability company

By:    Sun Communities Operating Limited Partnership, a Michigan limited partnership, its sole member

By:    Sun Communities, Inc.,
General Partner

By: /s/ Jonathan M. Colman
Name:    Jonathan M. Colman
Title:    Executive Vice President

[Signature Page Continued]

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[Signature Page to Amendment, dated February 8, 2013]

SUN WAGON WHEEL RV LLC,
a Michigan limited liability company

By:    Sun Communities Operating Limited Partnership, a Michigan limited partnership, its sole member

By:    Sun Communities, Inc.,
General Partner

By: /s/ Jonathan M. Colman
Name:    Jonathan M. Colman
Title:    Executive Vice President

SUN WILD ACRES RV LLC,
a Michigan limited liability company

By:    Sun Communities Operating Limited Partnership, a Michigan limited partnership, its sole member

By:    Sun Communities, Inc.,
General Partner

By: /s/ Jonathan M. Colman
Name:    Jonathan M. Colman
Title:    Executive Vice President

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